SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                      AMENDMENT NO. 1 TO CURRENT REPORT ON
                        FORM 8-K DATED NOVEMBER 26, 1996
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 26, 1996

                            TEAM RENTAL GROUP, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

Delaware                           0-23962                            59-3327576
--------------------------------------------------------------------------------
(State or other                  (Commission                       (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


125 Basin Street, Suite 210, Daytona Beach, Florida                        32114
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number including area code                 (904) 238-7035
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

The  undersigned   registrant  hereby  amends  the  following  items,  financial statements, exhibits or other portions of its Current Report to Form 8-K dated November 26, 1996 as set forth on the following page:

Item 7. Financial Statements and Exhibits

a)   Exhibit:
          Exhibit 16 Letter Re: Change in Certifying Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM RENTAL GROUP, INC.

By:  By: /s/ Sanford Miller
             --------------
             Sanford Miller
             Chief Executive Officer

Dated: December 16, 1996